UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 25, 2021

SCHMITT INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Oregon	001-38964	93-1151989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2765 N.W. Nicolai Street, Portland, Oregon		97210-1818
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (503) 227-7908

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock – no par value	SMIT	NASDAQ Capital Market
Series A Junior Participating Preferred Stock Purchase Rights	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 3.03 related to the Amendment (as defined therein) is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in Item 3.03 related to the Amendment (as defined therein) is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

Schmitt Industries, Inc. (the “Corporation”) and Broadridge Corporate Issuer Solutions, Inc. (the “Rights Agent”), have executed an Amendment (the “Amendment”), dated as of January 25, 2021 to that certain Section 382 Rights Agreement, dated as of July 1, 2019, between the Corporation and the Rights Agent (the “Rights Agreement”), regarding the Corporation’s Series A Junior Participating Preferred Stock Purchase Rights (the “Rights”).

The Amendment will have the effect of causing the Rights Agreement and the Rights to terminate on January 25, 2021.

The description contained herein of the Amendment is qualified in its entirety by reference to the terms of such document, which is attached hereto as an exhibit and incorporated herein by this reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the adoption of the Rights Agreement, on July 2, 2019, the Corporation filed Articles of Amendment to Articles of Incorporation of the Corporation with the Secretary of State of the State of Oregon setting forth the rights, powers and preferences of the Series A Junior Participating Preferred Stock issuable upon exercise of the Rights (the “Series A Preferred Stock”).

In connection with the expiration of the Rights and the termination of the Rights Agreement, the Corporation filed a Articles of Amendment (the “Articles of Amendment”) with the Secretary of State of the State of Oregon on January 27, 2021 eliminating the Series A Preferred Stock and returning it to authorized but undesignated shares of the Corporation’s preferred stock.

The foregoing is a summary of the terms of the Articles of Amendment. The summary does not purport to be complete and is qualified in its entirety by reference to the Articles of Amendment, a copy of which is attached as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

3.1       Articles of Amendment to Articles of Incorporation of Schmitt Industries, Inc.

4.1       Amendment to Rights Agreement, dated as of January 25, 2021, between the Corporation and Broadridge Corporate Issuer Solutions, Inc., as Rights Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHMITT INDUSTRIES, INC.

January 27, 2021	By:	/s/ Michael Zapata
Name: Michael Zapata
Title: President and Chief Executive Officer